UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 6, 2005

(Date of earliest event reported)

ICBS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida --------------------------------	000-27097 --------------------------------	98-021578 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kobaltweg 11

3542CE Utrecht

The Netherlands

(Address of principal executive offices) (Zip Code)

31.35628101

(Registrant’s telephone no., including area code)

Bank of America Building

980 Post Road East, 2nd Floor

Westport, CT 06880

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of

Ethics.

On Friday, May 6, 2005 at a regularly scheduled Board meeting, the Registrant approved a Code of Ethics for the Registrant whereby it stated that it is committed to conducting business in compliance with all applicable laws and regulations and in accordance with high standards of business conduct. The Code of Ethics state that the Registrant strives to maintain the highest standards of accuracy, completeness and disclosure in its financial dealings, records and reports on behalf of its shareholders. These standards serve as the basis for managing the Registrant's business, for meeting its duties to its shareholders and for maintaining compliance with financial reporting requirements. Accordingly, the Registrant has adopted this Code of Ethics for its principal executive officer and senior financial officers.

Each of the Registrant's senior financial officers (including the Registrant’s principal financial officer and its principal accounting officer or controller) must comply with and advocate the following principles and responsibilities, and the Registrant's Chief Executive Officer, in his or her capacity as the principal executive officer to whom all senior financial officers ultimately report, will promote and support this Code of Ethics and comply with the following principles:

Act with honesty, integrity and in an ethical manner.

Promptly disclose to the Registrant's chief legal officer, General Counsel, or the Chairman of the Board of Directors, any material transaction or relationship that reasonably could be expected to give rise to a conflict of interest between such officer's personal and professional relationships.

Respect and maintain the confidentiality of information acquired in the course of his or her work, except when authorized or otherwise legally obligated to disclose such information, and not use confidential information acquired in the course of his or her work for personal advantage.

Promote ethical behavior in the work environment.

Responsibly use and control all assets and resources employed by or entrusted to him or her.

Ensure that accounting entries are promptly and accurately recorded and properly documented and that no accounting entry intentionally distorts or disguises the true nature of any business transaction.

Prohibit the establishment of any undisclosed or unrecorded funds or assets for any purpose and provide for the proper and prompt recording of all disbursements of funds and all receipts.

Maintain books and records that fairly and accurately reflect the business transactions of the Company.

Devise, implement, maintain and monitor internal controls sufficient to assure that financial record-keeping objectives are met.

Comply with generally accepted accounting standards and practices, rules, regulations and controls.

Perform responsibilities with a view to causing the Registrant's public communications, including periodic and other reports filed by the Registrant with the Securities and Exchange Commission, to be made on a timely basis with appropriate disclosure(s).

Sign only those reports and other documents, including filings with the Securities and Exchange Commission that he or she believes to be accurate and truthful.

Not make, or tolerate to be made, false statements or entries for any purpose in the books and records of the Registrant or in any internal or external correspondence, memoranda or communication of any type, including telephone or electronic communications.

Comply, as appropriate and with the advice of counsel (as necessary), with rules, laws, and regulations of U.S. federal, state and local governments and all foreign governments.

Not knowingly be a party to any illegal activity or engage in any act that will discredit his or her profession, or the Registrant.

Promptly report to the Registrant's chief legal officer, General Counsel, or the Chairman of the Board of Directors any situation where this Code of Ethics, the Insider Trading Policy or any other Registrant policy or conduct code, or any law applicable to the Registrant, or their employees, is being violated.

Any individual who violates the provisions of this Code of Ethics will be subject to disciplinary action and appropriate sanctions, up to and including termination. Sanctions will be imposed by the full Board of Directors, in its sole discretion. Depending on the nature and severity of the violation, the Registrant may refer such violation to appropriate authorities for civil action or criminal prosecution. Any covered officer shall:

upon adoption of the Code of Ethics or becoming a covered officer, sign and submit an initial acknowledgment confirming that he or she has received, read, and understands the Code of Ethics;

annually sign and submit an annual acknowledgment confirming that he or she has complied with the requirements of the Code of Ethics;

not retaliate against any covered officer or other person for making reports of potential violations in good faith; and

notify the Registrant's chief legal officer or General Counsel of any actual or potential violation of the Code of Ethics. Failure to do so itself is a violation of this Code of Ethics.

The Registrant's Board of Directors is responsible for applying this Code of Ethics to specific situations in which questions are presented under and has the authority to interpret this Code of Ethics in any particular situation. The Board of Directors shall take all action it considers appropriate and investigate any actual or potential violations reported to it; and the Board of Directors is authorized and encouraged to consult, as appropriate, with the Registrant's chief legal officer or General Counsel and outside legal counsel. Any matter that the Registrant's chief legal officer or general counsel believes is a violation of this Code of Ethics will be reported to the Board of Directors.

The Board of Directors is responsible for granting waivers from the terms and provisions of this Code of Ethics as it deems appropriate. A waiver of any provision of this Code of Ethics shall be requested whenever there is a reasonable likelihood that a contemplated action will violate the Code of Ethics. A "waiver" is defined as approval by the Board of Directors of a material departure from any provision of the Code of Ethics. The waiver process shall consist of the following steps:

The covered officer shall set forth a request for waiver in writing. The request shall describe the conduct, activity or transaction for which the covered officer seeks a waiver, and shall briefly explain the reason for engaging in the conduct, activity or transaction.

The determination with respect to the waiver shall be made in a timely fashion by the Registrant's Board of Directors, after consultation the Registrant's chief legal officer or General Counsel, or with outside legal counsel (if appropriate).

The decision with respect to the waiver shall be documented and kept in the Board of Directors records for the appropriate period mandated by applicable law or regulation.

This Code of Ethics may not be amended except in written form, which amendments must be specifically approved by a majority vote of the Registrant's Board of Directors.

All reports and records prepared or maintained pursuant to this Code of Ethics shall be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code of Ethics, these matters shall not be disclosed to anyone other than the Registrant's chief legal officer of General Counsel, or outside legal counsel, or the Board of Directors.

This Code of Ethics is intended solely for the internal use of the Registrant and does not constitute an admission by or on behalf of the Registrant, as to any fact, circumstance or legal conclusion.

This Code of Ethics is a statement of certain fundamental principles, policies and procedures that govern the Registrant's senior financial and executive officers and the conduct of the Registrant’s business. It is not intended to and does not create any rights in any employee, investor, supplier, competitor, shareholder, or any other person or entity.

SECTION 8 - OTHER EVENTS

Item 8.01	Other Events.

On Friday, May 6, 2005 at a regular scheduled Board meeting, the Registrant in light of its new global mission while maintaining its United States presence approved moving its principal office from the United States, to The Netherlands at the following location:

Wah King Invest Corp.

Kobaltweg 11

3542CE Utrecht

The Netherlands

At the same time the Registrant announced that it has opened an additional office in People’s Republic of China at the following location:

Wah King Invest Corp.

Room 808

Development Center

6025 Shennan Boulevard

ShenZhen, People’s Republic of China

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Document Description

99.P	Code of Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICBS INTERNATIONAL CORP.

(Registrant)

Date: May 9, 2005	By: /s/ JERRY GRUENBAUM

Jerry Gruenbaum

Chief Executive Officer

(Duly Authorized Officer)

Date: May 9, 2005	By: /s/ NATHAN LAPKIN

Nathan Lapkin

President, Secretary and Chief

Financial Officer

(Principal Financial

and Accounting Officer)